REVELATION BIOSCIENCES

Rebalancing inflammation to optimize health

NASDAQ: REVB

www.revbiosciences.com

Forward-Looking Statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management's expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation's product candidates; the risk that our preclinical studies will not demonstrate sufficient positive data to support commencement of clinical trials; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for Gemini or any other product candidates; potential indications for which product candidates may be developed; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation's balances will fund its operations; the ability of Revelation to obtain further financing and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

Gemini™ Platform

The Gemini[1] platform is based on the API PHAD®



Program	Therapeutic Indication	Discovery	Phase 1	Phase 2	Phase 3
GEM-AKI	Acute Kidney Injury				
GEM-CKD	Chronic Kidney Disease				
GEM-PSI	Post Surgical Infection				
GEM-PBI	Post Burn Infection				
Portfolio	Multiple[2]				

[1] Gemini is our proprietary formulation platform intended to optimize PHAD's route of administration appropriate for a specific condition

[2] Initially focused on acute indications to leverage existing IND and acute clinical data

REVELATION BIOSCIENCES

Gemini Has Large Market Potential

MARKET
$19+ Billion
POTENTIAL

AKI	$6 Billion

5M total patients

CKD	$9.25 Billion

37M total patients

PSI	$3.125 Billion

6.25M total patients

PBI	$0.75 Billion

30k total patients

How Gemini Works



Preconditioned
Reduced inflammation
Recovery
Gemini
No Gemini
STRESS
(e.g. surgery, drug toxicity, infection)
Normal State
Significant inflammation
No Recovery to Longer Recovery

Clinical and Preclinical Data

Demonstration of The Potential of Gemini in Target Indications

Cytokine Upregulation in Healthy Humans Agree with Cytokines in Healthy Animals

Cytokine Upregulation in Humans (Phase 1 study data in healthy volunteers)



IL1-RA
IL-10
NGAL
Neutrophil
Placebo
Low Dose
Mid dose
High dose

Cytokine Upregulation in Healthy Animals



IL1-RA
IL-10
NGAL
Neutrophil
Placebo
Gemini

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Gemini Induced Cytokines Protects Against AKI in Preclinical Ischemia/Reperfusion Model


Change in Creatinine
Change in BUN
p<0.04
p<0.02
p<0.02
Kidney Function
at 24 and 72 hours
4
3.5
3
2.5
2
1.5
1
0.5
0
140
120
100
80
60
40
20
0
24 hr-sham
72 hr - sham
24 hr post - 0 ug/kg
72 hr post - 0 ug/kg
24 hr post - 350 ug/kg
72 hr post - 350 ug/kg

- Gemini pretreatment significantly preserved kidney function with return to base line faster relative to untreated control animals
- Gemini reduced injury to the cortical and medullary tubules (See supplemental slides)
- Gemini significantly reduced multiple markers of local inflammation (see supplemental slides)

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Gemini Induced Cytokines Protects Against Kidney Scarring in in Preclinical UUO[1] CKD Model



Collagen Fraction Volume
(% Area)
7%
6%
5%
4%
3%
2%
1%
0%
*
†
†
†
Sham
UUO Control
Positive Control
Gemini (0.1 mg/kg)
Gemini (0.3 mg/kg)
Gemini 0.9 mg/kg)

* p < 0.05 vs Sham
† p < 0.05 vs UUO control

- Gemini treatment Gemini resulted in a significant dose-dependent reduction in fibrosis
- Reduction in fibrosis driven by reduced pro-inflammatory cytokines and increased anti-inflammatory cytokines (See supplemental slides)

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[1]UUO = unilateral urethral obstruction

Gemini Induced Cytokines Protects Against Severe Systemic Infection

S. Aureus Clearance



Lung
Spleen
Kidney
CFU/g
*
Vehicle
PHAD

Survival after Intravenous S. aureus



Percent Survival
Days Post Infection
Vehicle
* PHAD

- Work with Vanderbilt shows faster clearance and increased survival from systemic infection after treatment with PHAD
- Similar data for gram negative bacteria (see supplemental slides)

DOI: 10.1097/CCM.0000000000003967

PRIME Phase 1b Clinical Study in CKD Patients Ongoing

PRIME – PRotective IMmunostimulatory Evaluation

A Phase 1b, Randomized, Placebo Controlled, Single Blind, Single-Ascending Dose in Stage 3 and Stage 4 CKD Patients



Design

- Single dose, dose escalation
- 5 cohorts, 8 subjects per cohort 1:4 placebo vs drug (up to 40 patients)
- Follow for 7 days

Readouts

- Safety, tolerability, PK, and activity biomarkers
- Measurement of pro and anti-inflammatory cytokines
- Demonstration of attenuated immune cell response to Proinflammatory TLR4 agonists HMGB-1[1] and LPS [2]

Status

- Enrollment/dosing ongoing
- Topline data 1st half 2025

[1]HMGB-1: High mobility box protein-1 is an endogenous damage associated molecular pattern (DAMP) that is generated during tissue injury (e.g. during surgery) which drives the inflammatory response
[2]LPS: Lipopolysaccharide is an exogenous pathogen associated molecular pattern (PAMP) that is generated from a bacterial infection and drives the inflammatory response associated with infection (e.g. fever)

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Sample Collection and Analysis for attenuated immune response



Subjects administered Gemini or Placebo
2 and 24 hours after subject has been dosed
Collect whole blood
Centrifuge blood
Peripheral Blood Mononuclear Cells (Monocytes, Neutrophils, Leukocytes)
Assay PBMCs with and without TLR4 agonist (HMGB-1 and LPS)
Measure delta between Primed and Placebo

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Gemini priming attenuates inflammation in human PBMCs ex vivo

Priming peripheral blood mononuclear cells (PBMCs, white bar) with Gemini reduces the pro-inflammatory response (IL-1β), and maintains the anti-inflammatory response (IL-1RA) relative to the stimulation observed for HMGB-1 or LPS alone (no priming with Gemini, black bar)

This fundamental change in responsiveness at the cellular level demonstrates how Gemini will protect against inflammation-mediated damage



IL-1B production +/- Gemini Priming
IL-1B (pg/mL)
250
200
150
100
50
0
HMGB-1 D1
HMGB-1 D2
LPS D1
LPS D2
Agonist Only
Gemini Prime + Agonist



IL-1RA production +/- Gemini Priming
IL-1RA (pg/mL)
25000
20000
15000
10000
5000
0
HMGB-1 D1
HMGB-1 D2
LPS D1
LPS D2
Agonist Only
Gemini Prime + Agonist

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D1 and D2 represent two different dose levels of the respective agonists

Financial Overview

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Financial Summary

Relevant Market Information (as of 3/14/2025)	
Stock Price	$3.40
Common Stock Outstanding	905,228
Market Cap	$3.1M
Fully Diluted Share Count[1]	2,813,462

Balance Sheet and P&L (as of 12/31/2024)	
Cash	$6.5 M
Stockholders' Equity	$4.7 M
Quarterly Burn Rate	$2-3 M

REVELATION BIOSCIENCES

[1] 1,751,722 shares from warrants with strike price at or below $3.84, 156,512 shares from equity plan

Why You Should Invest in REVB

- Enormous market potential ($19+ Billion)
- Experienced Management with multiple FDA approvals (8 approvals)
- Rapidly derisking the Gemini platform
- Product candidates that can significantly help many people

REVELATION
BIOSCIENCES

Thank You!

For more information, please visit
www.revbiosciences.com

Supplemental Information

How Gemini Works

- Gemini stimulates TLR4 via the TRIF pathway which is the anti-inflammatory pathway resulting in the upregulation of multiple beneficial cytokines
- These beneficial cytokine train the immune cells to respond faster to stress and to better tolerate stress resulting in less inflammation
- The improved response to stress is beneficial for many diseases/conditions including AKI, CKD, PSI and many more


Gemini
Increased anti-inflammatory cytokines
Reduced pro-inflammatory cytokines
Immune cell mobilization
Reduced reactive oxidative species
Resulting in Resolution of inflammation and reduced necrosis
Redirected, attenuated innate immune response
IL-10
IL-1Ra
Preserved phagocytosis
Reduced degranulation

REVELATION BIOSCIENCES

Gemini Increase Protective and Decrease Inflammatory Cytokines in UUO CKD Model


TGF-β
IL-10
NGAL
1600
1400
1200
1000
800
600
400
200
0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
*
Gp 1 Sham
Gp 2 UUO
Gp 3 PC
Gp 4 0.1 mg/kg
Gp 5 0.3 mg/kg
Gp 6 0.9 mg.kg

* *P < 0.05 vs. group2*

- Reduction in fibrosis driven by reduced pro-inflammatory cytokines and increased anti-inflammatory cytokines
  - TGF-β is pro-fibrotic and is directly linked to the propagation of fibrosis[1]
  - IL-10 is a key driver for the reduction and resolution of inflammation
  - NGAL is an important defense for preventing excessive oxidative damage resulting from injury/ongoing inflammation

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[1]DOI: 10.1093/ndt/15.suppl_6.72

Gemini Decreases Inflammation in an Ischemia/Reperfusion AKI Model



Urinary CRP at 24 hours
p<0.01
4000
3500
3000
2500
2000
1500
1000
500
0
Urinary IL-6 at 24 hours
p<0.05
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Sham-24hr 0 mg/kg-24hr 0.35 mg/kg -24hr
Serum CRP at 72 hours
p<0.01
1000
900
800
700
600
500
400
300
Neutrophilic Inflammation at 72 hours
p<0.02
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham-72hr 0 mg/kg-72hr 0.35 mg/kg-72hr

- Pretreatment with Gemini significantly reduced multiple markers of local inflammation at 24 and/or 72 hours in urine
- Pretreatment with Gemini significantly reduced CRP at 72 hours in serum
- Pretreatment with Gemini also significantly reduced markers of cellular inflammation as observed via reduced neutrophilic inflammation
- Additional markers of reduced cellular inflammation observed

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Gemini Reduces Kidney Damage in an Ischemia/Reperfusion AKI Model


Acute Cortical Tubular Necrosis
Medullary Tubular Necrosis
Kidney Injury at 72 hours
p<0.01
p<0.02
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Sham
0 mg/kg
0.35 mg/kg

- Gemini reduced injury to the cortical and medullary tubules as measured by histopathology
- Gemini did not significantly lower cortical or medullary tubular degeneration or tubular protein casts relative to the untreated group

REVELATION BIOSCIENCES